As filed with the Securities and Exchange Commission on March 13, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

GLOBAL PAYMENTS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
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	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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000004 ENDORSEMENT_LINE SACKPACK
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6
MMMMMM C 1234567890 Online Go to www.envisionreports.com/GPN or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 PM (ET), on April 24, 2019.
Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Global Payments Inc. Annual Meeting of Shareholders to be Held on April 25, 2019. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:
www.envisionreports.com/GPN Easy Online Access — View your proxy materials and vote.
Step 1: Go to www.envisionreports.com/GPN. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.
Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 15, 2019 to facilitate timely delivery. 2NOT COY + 02ZDHF

Shareholder Meeting Notice
The Global Payments Inc. Annual Meeting of Shareholders will be held on April 25, 2019 at 3550 Lenox Road, Atlanta, GA 30326 at 9:30 AM Eastern Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3: 1. Elect the following two Directors nominated by the Board of Directors: (01) Mitchell L. Hollin, Class I and (02) Ruth Ann Marshall, Class I. 2. To approve, on an advisory basis, the compensation of our named executive officers for 2018.
3. To ratify the reappointment of Deloitte & Touche LLP as the Company’s independent public accounting firm for the year ending December 31, 2019. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to the Global Payments Inc. Annual Shareholder Meeting
Global Payments Inc. 3550 Lenox Road Atlanta, GA 30326 770.829.8000 Using GA 400 North to Connector State Road 141/Lenox Road NE. Take Exit 2 from GA-400 S. Merge onto Connector State Road 141/Lenox Road NE.
Using GA 400 S/US 195S, follow GA-400 S, take Exit 2. Merge onto Connector State Road 141/Lenox Road NE. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
— Internet – Go to www.envisionreports.com/GPN. Click Cast Your Vote or Request Materials.
— Phone – Call us free of charge at 1-866-641-4276.
— Email – Send an email to investorvote@computershare.com with “Proxy Materials Global Payments Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 15, 2019.

Global Payments Inc.

Annual Meeting of Shareholders

April 25, 2019 at 9:30 a.m., Eastern Standard Time

3550 Lenox Road, Atlanta, Georgia 30326

Control Number:

To:

Your Global Payments Inc. proxy statement and annual report are now available online, and you may now vote your shares for the 2019 Annual Shareholder Meeting.

To view the proxy statement and annual report, please visit www.envisionreports.com/GPN.

To cast your vote, please visit www.envisionreports.com/GPN and follow the on-screen instructions. You will be prompted to enter your Control Number provided above in this email to access this voting site. Note that votes submitted through this site must be received by 11:59 p.m. on April 24, 2019.

Thank you for viewing the 2019 Global Payments Inc. Annual Meeting Materials and for submitting your vote.

Notice of Annual Shareholder Meeting

Global Payments Inc.’s 2019 Annual Shareholder Meeting will be held on April 25, 2019, at 3550 Lenox Road, Atlanta, Georgia 30326, at 9:30 a.m., Eastern Standard Time. We look forward to your attendance either in person or by proxy. At this year’s Annual Meeting, the agenda includes: (1) the election of two directors; (2) an advisory vote to approve the Global Payments Inc.’s compensation of our named executive officers for 2018; and (3) the ratification of the reappointment of Deloitte & Touche LLP as Global Payments Inc.’s independent public accounting firm for the year ending December 31, 2019. The Board of Directors recommends that you vote FOR all of the director nominees, and FOR Proposals (2) and (3). Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting.

Order a Free Paper or Email Copy of the Proxy Materials

Internet – Go to www.envisionreports.com/GPN. Click “Cast Your Vote” or “Request Materials”. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

Email – Send an email message to investorvote@computershare.com with “Proxy Materials for Global Payments Inc.” in the subject line. Include your full name and address in the body of the message plus the Control Number listed above, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to login and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 15, 2019.

YOUR VOTE IS IMPORTANT, PLEASE VOTE!

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